INCOME TAXES - Deferred tax assets (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Accrued expenses	¥ 60,823	¥ 50,644
Net operating loss carry forwards	62,945	53,989
Total deferred tax assets	123,768	104,633
Less: valuation allowance	(3,578)	(1,984)
Deferred tax assets, net	¥ 120,190	¥ 102,649